EXHIBIT 10.1





                              EQUITY INCENTIVE PLAN

                      AMERICAN MEDICAL SECURITY GROUP, INC.

                                  FEBRUARY 1993

                 (Amended and Restated as of February 18, 2004)








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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                              EQUITY INCENTIVE PLAN
                 (Amended and Restated as of February 18, 2004)

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE 1.  ESTABLISHMENT, PURPOSE AND DURATION...............................1
         1.1      Establishment of the Plan...................................1
         1.2      Purpose of the Plan.........................................1
         1.3      Duration of the Plan........................................1

ARTICLE 2.  DEFINITIONS.......................................................2

ARTICLE 3.  ADMINISTRATION....................................................7
         3.1      The Committee...............................................7
         3.2      Authority of the Committee..................................7
         3.3      Decisions Binding...........................................8

ARTICLE 4.  SHARES SUBJECT TO THE PLAN........................................8
         4.1      Number of Shares............................................8
         4.2      Lapsed Awards...............................................9
         4.3      Adjustments in Authorized Shares............................9

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION.....................................10
         5.1      Eligibility.................................................10
         5.2      Actual Participation........................................10

ARTICLE 6.  STOCK OPTIONS.....................................................10
         6.1      Grant of Options............................................10
         6.2      Option Award Agreement......................................11
         6.3      Option Price................................................11
         6.4      Duration of Options.........................................11
         6.5      Exercise of Options.........................................11
         6.6      Payment.....................................................11
         6.7      Restrictions on Share Transferability.......................12
         6.8      Termination of  Employment Due to Death,
                        Disability or Retirement..............................12
         6.9      Termination of Employment for Other Reasons.................13
         6.10     Exercise of Options With Respect to Directors...............14
         6.11     Restrictions on Transferability.............................14

ARTICLE 7.  STOCK APPRECIATION RIGHTS.........................................14
         7.1      Grant of SARs...............................................14

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         7.2      Exercise of Tandem SARs.....................................15
         7.3      Exercise of Affiliated SARs.................................15
         7.4      Exercise of Freestanding SARs...............................15
         7.5      SAR Agreement...............................................15
         7.6      Term of SARs................................................15
         7.7      Payment of SAR Amount.......................................15
         7.8      Rule 16b-3 Requirements.....................................16
         7.9      Termination of Employment Due to Death,
                        Disability, or Retirement.............................16
         7.10     Termination of Employment for Other Reasons.................17
         7.11     Exercise of SARs With Respect to Directors..................17
         7.12     Non-transferability of SARs.................................18

ARTICLE 8.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS.......................18
         8.1      Grant of Restricted Stock and Restricted Stock Units........18
         8.2      Restricted Stock and Restricted Stock Unit Agreement........18
         8.3      Transferability.............................................18
         8.4      Other Restrictions..........................................19
         8.5      Certificate Legend..........................................19
         8.6      Removal of Restrictions.....................................20
         8.7      Voting Rights...............................................20
         8.8      Dividends and Other Distributions...........................20
         8.9      Form and Timing of Payment of Restricted Stock Units........20
         8.10     Termination of Employment Due to Death,
                        Disability or Retirement..............................21
         8.11     Termination of Employment for Other Reasons.................21
         8.12     Restricted Stock and Restricted Stock Units
                        Granted to Directors..................................22

ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES..........................22
         9.1      Grant of Performance Units/Shares...........................22
         9.2      Value of Performance Units/Shares...........................22
         9.3      Earning of Performance Units/Shares.........................22
         9.4      Form and Timing of Payment of Performance Units/Shares......23
         9.5      Termination of Employment Due to Death, Disability,
                        Retirement, or Involuntary Termination
                        (Without Cause).......................................23
         9.6      Termination of Employment for Other Reasons.................23
         9.7      Performance Units/Shares Granted to Directors...............24
         9.8      Non-transferability.........................................24

ARTICLE 10.  BENEFICIARY DESIGNATION..........................................24

ARTICLE 11.  DEFERRALS........................................................25

ARTICLE 12.  RIGHTS OF EMPLOYEES..............................................25
         12.1     Employment..................................................25
         12.2     Participation...............................................25

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ARTICLE 13.  CHANGE IN CONTROL................................................25

ARTICLE 14.  AMENDMENT, MODIFICATION, AND TERMINATION.........................26
         14.1     Amendment, Modification and Termination.....................26
         14.2     Awards Previously Granted...................................26

ARTICLE 15.  WITHHOLDING......................................................26
         15.1     Tax Withholding.............................................26
         15.2     Share Withholding...........................................27

ARTICLE 16.  INDEMNIFICATION..................................................27

ARTICLE 17.  SUCCESSORS.......................................................28

ARTICLE 18.  LEGAL CONSTRUCTION...............................................28
         18.1     Gender and Number...........................................28
         18.2     Severability................................................28
         18.3     Requirements of Law.........................................28
         18.4     Securities Law Compliance...................................28
         18.5     Governing Law...............................................28

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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                              EQUITY INCENTIVE PLAN
                 (Amended and Restated as of February 18, 2004)


                 ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

        1.1 ESTABLISHMENT OF THE PLAN. American Medical Security Group, Inc., a Wisconsin corporation formerly known as United Wisconsin Services, Inc. (the "Company"), established this incentive compensation plan known as the "American Medical Security Group, Inc. Equity Incentive Plan" (herein referred to as the "Plan") effective as of February 24, 1993 (the "Effective Date") upon approval by its Board of Directors, and ratification by an affirmative vote of a majority of Shares at an annual shareholders' meeting of the Company. (The validity of any awards granted prior to shareholder ratification of the Plan were contingent upon such ratification.)

        The Plan, as set forth in this document, remains in effect as provided in Section 1.3 herein and permits the grant of Non-qualified Stock Options ("NQSOs"), Incentive Stock Options ("ISOs"), SARs, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.

        1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

        The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

        1.3 DURATION OF THE PLAN. Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan commenced on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors of the Company to terminate the Plan at any time pursuant to Article 14

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herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, to the extent required by the Internal Revenue Code, no ISO may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted, or, if earlier, the date the Plan is approved by shareholders.

                             ARTICLE 2. DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below and when the meaning is intended, the initial letter of the word is capitalized:

                (a) "AFFILIATE" - a company closely related to American Medical Security Group, Inc. which is designated as an Affiliate by the Board. For purposes of this Plan, United Wisconsin Services, Inc. (f/k/a Newco/UWS, Inc.) and Blue Cross & Blue Shield United of Wisconsin shall each be considered an Affiliate only with respect to Stock Options issued prior to September 11, 1998.

                (b) "AFFILIATED SAR" means an SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

                (c) "AWARD" means, individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares.

                (d) "AWARD AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

                (e) "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                (f) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                (g) "CAUSE" means:

                        (i) willful and gross misconduct on the part of a
                Participant that is materially and demonstrably detrimental to the Company; or

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                        (ii) the commission by a Participant of one or more acts
                which constitute an indictable crime under United States
                Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

                (h) "CHANGE IN CONTROL" of the Company in connection with any Award Agreement entered into before March 15, 1999 shall mean a "Change in Control" as defined in the Plan prior to its amendment and restatement on March 15, 1999. "Change in Control" of the Company in connection with any Award Agreement entered into between March 15, 1999 and November 28, 2001, inclusive, shall mean a "Change of Control" as defined in the Plan as amended and restated as of March 15, 1999. "Change of Control of the Company in connection with any Award Agreement entered into on or after November 29, 2001 shall be deemed to have occurred as of the date that:

                        (i) any "person", as such term is used in Section
                13(d)(3) of the Securities Exchange Act of 1934, becomes, directly or indirectly, the beneficial owner of securities of the Company, or any subsidiary of the Company, representing forty percent (40%) or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of Directors of the Company; or

                        (ii) there is consummated a merger, consolidation or
                reorganization of the Company with or into any other entity after which the voting securities of the Company outstanding immediately preceding such merger, consolidation or reorganization represent or are converted into, less than 60% of the voting securities of the surviving entity outstanding immediately after such merger, consolidation or reorganization; or

                        (iii) during any consecutive two year period,
                individuals who, at the beginning of such period constitute the "Incumbent Board" (as hereinafter defined), cease to constitute a majority of the Board of Directors of the company as a result of an actual or threatened contest for election of directors (for purposes of this Section (h)(iii) of this Article 2, the term "Incumbent Board" means all of the members of the Board of the Directors of the Company as of November 29, 2001 and any successors thereto who are elected or named thereto other than as a result of an actual or threatened contest for election of directors); or

                        (iv) there is consummated an agreement (or series of
                related agreements) for the sale or disposition of all or substantially all of the assets of the Company; or

                        (v) the shareholders of the Company approve a plan of
                liquidation or dissolution of the Company.

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        Provided, however, that no Change of Control shall be deemed to have occurred with respect to any Participant until there is also a "Qualifying Separation" with respect to such Participant.

                (i) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                (j) "COMMITTEE" means the Compensation Committee of American Medical Security Group, Inc., as appointed by the Board to administer the Plan, or such other committee as may be appointed by the Board consistent with Section 3.1.

                (k) "COMPANY" means American Medical Security Group, Inc., a Wisconsin corporation or any successor thereto as provided in Article 17 herein.

                (l) "COVERED EMPLOYEE" means a Participant designated prior to the grant of an award of Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which such Restricted Stock, Restricted Stock Units, Performance Units or Performance Awards are taxable to such Participant.

                (m) "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

                (n) "DISABILITY" means with respect to any ISOs, a permanent and total disability within the meaning of Code Section 22(e)(3), and with respect to all other Awards under the Plan, a medically determinable mental or physical impairment which renders a Participant totally and presumably permanently unable to continue in employment with the Company and all Affiliates. The determination of disability shall be made by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

                (o) "EMPLOYEE" means any full-time employee of the Company or of the Company's Subsidiaries or Affiliates.

                (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

                (q) "FAIR MARKET VALUE" means the closing price for Shares on the relevant date, or (if there were no sales on such date) the average of closing prices on the nearest day before and the nearest day after the relevant date, on a stock exchange or over the counter, as determined by the Committee.

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                (r) "FREESTANDING SAR" means an SAR that is granted
        independently of any Options.

                (s) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of
        Section 422 of the Code.

                (t) "INSIDER" shall mean an Employee or Participant who is, on the relevant date, an officer, director of the Company, as defined in Rule 16 under the Exchange Act.

                (u) "NON-QUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

                (v) "OPTION" means an Incentive Stock Option or a Non-qualified Stock Option.

                (w) "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

                (x) "PARTICIPANT" means a person who has outstanding an Award granted under the Plan.

                (y) "PERFORMANCE GOALS" means the performance goals established by the Committee prior to the grant of any Award of Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares that are based on the attainment of goals relating to one or more of the following business criteria, measured on an absolute basis or in terms of growth or reduction: net income (pre-tax or after-tax and with adjustments as stipulated); earnings per share; return measures (including, but not limited to, return on assets, equity, capital, investment or tangible book value); operating income; earnings before interest, taxes, depreciation and amortization; loss ratio; expense ratio; stock price; total shareholder return; economic value added; operating cash flow; gross or specified levels of revenue; and increased sales (which may be based upon the number of memberships or issued lives or other sales measures). With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of
        Section 162(m)(4) of the Internal Revenue Code and shall be established by the Committee within the time prescribed by Section 162(m) of such Code and related regulations. With respect to Participants who are not Covered Employees, the Committee may establish other subjective or objective performance goals, including individual goals, which it deems appropriate.

                (z) "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.


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                (aa) "PERFORMANCE SHARE" means an Award granted to a
        Participant, as described in Article 9 herein.

                (bb) "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

                (cc) "PERSON" shall have the meaning ascribed to such term in
        Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

                (dd) "QUALIFYING SEPARATION" means

                        (i) with respect to members of the Board of Directors of
                the Company who are Participants under this Plan, (A) the removal of such Director from the Board as the result of an actual or contested election of directors, or (B) termination of such Director's position on the Board of Directors of the Company for any reason within six months after a Change of Control;

                        (ii) with respect to Participants in the American
                Medical Security Group, Inc. Change of Control Severance Plan, a "Qualifying Separation" as such term is used in that plan; and

                        (iii) with respect to other Participants hereunder, the
                involuntary termination of such Participant's employment by the Company within one year after a Change of Control.

                (ee) "RESTRICTED STOCK" means an Award of restricted Shares granted to a Participant pursuant to Article 8 herein.

                (ff) "RESTRICTED STOCK UNITS" means an Award of restricted stock units (which involves an unfunded promise to distribute Shares at some future date) granted to a Participant pursuant to Article 8 herein.

                (gg) "RETIREMENT" shall have the meaning ascribed to it under the Company's tax qualified retirement plan.

                (hh) "SHARES" means the shares of common stock of the Company.

                (ii) "SUBSIDIARY" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting

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        power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

                (jj) "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

                (kk) "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, an SAR shall similarly be canceled).

                (ll) "WINDOW PERIOD" means a window period of time as defined in the Company's then current insider trading policy.

                           ARTICLE 3. ADMINISTRATION

        3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board of American Medical Security Group, Inc., or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        It is intended that at all times, the Committee shall be comprised solely of Directors who are both: (i) Non-Employee Directors, as defined in Rule 16b-3 under the Exchange Act; and (ii) Outside Directors, as defined in Treas. Reg. 1.162-27. However, the failure to so comply with Rule 16b-3 and/or Treas. Reg. 1.162-27 shall not affect the validity of any Awards made by the Committee in accordance with the provisions of the Plan.

        3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the

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Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified hereunder.

        3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                     ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 4,000,000. These 4,000,000 Shares may be either authorized but unissued or reacquired Shares.

        The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

                (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                (b) The grant of an Option or Restricted Stock or Restricted Stock Units shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

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                (d) The grant of an Affiliated SAR shall reduce the number of
        Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

                (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

                (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

                (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

        The maximum number of Shares with respect to which Awards may be made to any Participant annually (in any one calendar year) shall not exceed 250,000 shares. Notwithstanding the foregoing, if the Participant receives the Award prior to March 31, 1997 in connection with the Employee's initial employment by the Company or in connection with a merger or acquisition by the Company, the maximum number of Shares with respect to which Awards may be made during the three (3) year period ended March 31, 1997 shall be 850,000 Shares. No Participant may be granted Performance Units in any one calendar year that when payable would exceed $3,000,000.

        4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

        4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares,


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such adjustment shall be made in the number of class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock and Restricted
Stock Units granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

        5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Directors and all full-time, active Employees of the Company, its Subsidiaries and Affiliates, as determined by the Committee.

        5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants, those to whom Awards shall be granted and shall determine the nature and amount of each award.

                            ARTICLE 6. STOCK OPTIONS

        6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

        If required by applicable tax rules regarding a particular grant of ISOs, to the extent that the aggregate fair market value (determined as of the date an ISO is granted) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000 (or such other limit as prescribed by the Code) such option grant shall be treated as a grant of NQSOs rather than ISOs.

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        6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an
Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of
Section 422 of the Code, or an NQSO whose grant is intended not to fall under the Code provisions of Section 422.

        6.3 OPTION PRICE. The Option Price for each grant of an Option shall be determined by the Committee; provided that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no NQSO shall be exercisable later than the twelfth (12th) anniversary date of its grant.

        6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

        6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by payment in full of the Option Price.

        The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that

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the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

        The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any Blue Sky or state securities laws applicable to such Shares.

        6.8 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT.

                (a) TERMINATION BY DEATH. In the event the employment of a Participant is terminated by reason of death, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

                (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

                (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of Options.

                (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of:
        (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

                (e) EXERCISE LIMITATIONS ON ISOS. In the case of ISOs, the tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

        6.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.8 (and other than for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        Options which are vested as of the effective date of employment termination may be exercised by the Participant for a period of up to six (6) months following termination, or for such longer period up to one (1) year as the Committee determines with respect to a particular Participant.

        If the employment of a Participant shall be terminated by the Company for Cause, all outstanding options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.

        For purposes of this Section and Section 6.8, a termination of employment shall occur only after the Employee ceases to be an Employee of the Company and all Subsidiaries or Affiliates.

        6.10 EXERCISE OF OPTIONS WITH RESPECT TO DIRECTORS. Options granted to Directors shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each such Participant. However, in no event may any such Option become exercisable prior to six (6) months following the date of its grant.

        6.11 RESTRICTIONS ON TRANSFERABILITY. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable by a Participant during his or her lifetime only by the Participant except that NQSOs may be transferred by a Participant to the Participant's spouse, children or grandchildren or to a trust for the benefit of such spouse, children or grandchildren.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

        7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, an SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

        The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

        7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3 EXERCISE OF AFFILIATED SARS. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

        7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        7.5 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.6 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed twelve (12) years.

        7.7 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

                (b) The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon the exercise of an SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

        7.8 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

        Further, unless the Committee determines otherwise, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash may be limited to the Window Period or otherwise as provided in the Company's then current insider trading policy.

        7.9 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT.

                (a) TERMINATION BY DEATH. In the event the employment of a Participant is terminated by reason of death, all outstanding SARs granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the SAR by will or by the laws of descent and distribution.

                (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding SARs granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

                (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of SARs.

                (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination, the Participant dies, then the remaining exercise period under outstanding SARs shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such SARs shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the SAR by will or by the laws of descent and distribution.

        7.10 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 7.9 (and other than for Cause), all SARs held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such SARs, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        SARs which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending six (6) months after such date.

        If the employment of a Participant shall be terminated by the Company for Cause, all outstanding SARs held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

        7.11 EXERCISE OF SARS WITH RESPECT TO DIRECTORS. SARs granted to Directors may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on them.

        7.12 NON-TRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

        ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        8.1 GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to eligible Participants in such amounts as the Committee shall determine.

        8.2 RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENTS. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement that shall specify the Period(s) of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine. Each grant of Restricted Stock Units shall be evidenced by a Restricted Stock Unit Agreement that shall specify the number of Restricted Stock Units granted, the vesting requirements (which may include the passage of time, the achievement of certain Performance Goals, or other restrictions, contingencies or events as the Committee may determine), any other restrictions applicable to such Restricted Stock Units, and such other provisions as the Committee shall determine.

        8.3 TRANSFERABILITY. Except as provided in this Article 8, the Restricted Stock Units and the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period or Period of Restriction established by the Committee and specified in the Restricted Stock Unit Agreement, or Restricted Stock Agreement, whichever is applicable, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Unit Agreement or Restricted Stock Agreement. However, in no event may any Restricted Stock Units or Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of the grant. All rights with respect to the Restricted Stock Units and/or Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

        8.4 OTHER RESTRICTIONS. The Committee shall in the case of Covered Employees, and may in the case of other Participants, condition the vesting of Shares of Restricted Stock and Restricted Stock Units upon the attainment of Performance Goals established before or at the time of the grant. The Committee may impose such other restrictions on any Restricted Stock Units and any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, including restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The provisions of Restricted Stock Unit Awards and Restricted Stock Awards need not be the same with respect to each Participant.

        8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the American Medical Security Group, Inc. Equity Incentive Plan, and in a Restricted

Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of American Medical Security Group, Inc."

        8.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his or her Share certificate.

        8.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares. Voting rights shall not exist with respect to Restricted Stock Units granted hereunder.

        8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Participants granted Restricted Stock Unit Awards hereunder shall have no dividend equivalent rights with respect to any dividends or other distributions paid in connection with Shares.

        8.9 FORM AND TIMING OF PAYMENT OF RESTRICTED STOCK UNITS. The timing of payment of vested Restricted Stock Units shall be made as determined by the Committee and set forth in the Restricted Stock Agreement. Vested Restricted Stock Units shall be paid in the form of Shares equal to the number of Restricted Stock Units in which the Participant becomes vested.

The Committee may allow Participants to defer the receipt of Restricted Stock Unit payouts upon such terms and at such times as the Committee deems appropriate.

        8.10 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death or Disability, all outstanding Restricted Stock Units and Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The Committee retains discretion over the treatment of Restricted Stock Units and Restricted Stock upon Retirement. In the event of full vesting, the holder of the certificates of Restricted Stock shall be entitled to have any non-transferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

        The timing of payment of vested Restricted Stock Units shall be determined by the Committee in its sole discretion.

        8.11 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than those specifically set forth in Section 8.10 herein, then as of the effective date of employment termination all Shares of Restricted Stock held by the Participant which are not vested and all Restricted Stock Units granted to the Participant which are not vested shall be immediately forfeited and returned to the Company (and, subject to Section 4.2 herein, shall once again become available for grant under the
Plan).

        With the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions on Restricted Stock and

Restricted Stock Units following employment termination, upon such terms and provisions as it deems proper.

        8.12 RESTRICTED STOCK AND RESTRICTED STOCK UNITS GRANTED TO DIRECTORS. Restricted Stock and Restricted Stock Units granted to Directors shall be subject to all of the provisions in this Article 8 other than Sections 8.10 and
8.11. The Committee, in its sole discretion, shall have the right to provide for the lapsing of the restrictions on the Restricted Stock and Restricted Stock Units following the Director's cessation of service as a director, upon such terms and provisions as it deems proper.

        ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

        9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Participants at any time and from time to time, as shall be determined by the Committee. Subject to Section 4.1, the Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

        9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the Performance Goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

        9.3 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

        9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

        Prior to the beginning of each Performance Period, Participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

        9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, RETIREMENT, OR INVOLUNTARY TERMINATION (WITHOUT CAUSE). In the event the employment of a Participant is terminated by reason of death or Disability or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The Committee retains discretion over the treatment of Performance Units/Shares upon Retirement. Any prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the pre-established Performance Goals.


        Timing of payment of earned Performance Units/Shares shall be determined by the Committee at its sole discretion.

        9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company, and shall once again be available for grant under the Plan.

        9.7 PERFORMANCE UNITS/SHARES GRANTED TO DIRECTORS. Performance Units and Performance Shares granted to Directors shall be subject to all provisions of this Article 9 other than Sections 9.5 and 9.6. The Committee, in is sole discretion, shall have the right to provide for the treatment of Performance Units/Shares following the Director's cessation of services as a director, upon such terms and conditions as it deems proper.

        9.8 NON-TRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 10. BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit and who is eligible to exercise vested Options and SARs in the event of the Participant's death prior to such exercise. Each such designation shall revoke all prior designations by the same Participant, shall be in the form prescribed by the Company and will be effective only when any necessary spousal consent is obtained and filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and any vested Options and/or SARs not previously exercised prior to the Participant's death may be exercised by the administrator of the Participant's estate.

                             ARTICLE 11. DEFERRALS

        The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of the Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, the vesting of Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                        ARTICLE 12. RIGHTS OF EMPLOYEES

        12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries or Affiliates (or between Subsidiaries and/or Affiliates) shall not be deemed a termination of employment.

        12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or having been so selected, to be selected to receive a future Award.

                         ARTICLE 13. CHANGE IN CONTROL

        Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 18, herein:

                (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

                (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

                (c) Any vesting requirements or other restrictions applicable to Restricted Stock Units shall be deemed satisfied as of the effective date of a Change in Control, and Shares equivalent to the number of Restricted Stock Units granted shall be paid to such Participant within 30 days following the effective date of the Change in Control."

                (d) The target value attainable under all Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and shall be paid out in cash to Participants within thirty
        (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

                (e) Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

        14.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

        14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the affected Participant (or if the Participant is not then living, the affected beneficiary); provided that adjustments pursuant to Section 4.3 shall not be subject to the foregoing limitations of this Section 14.2.

                            ARTICLE 15. WITHHOLDING

        15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy

Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

        15.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, upon the payment of Restricted Stock Units, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant, and elections by Insiders shall additionally comply with any applicable requirements of Rule 16b-3 of the Exchange Act.

                          ARTICLE 16. INDEMNIFICATION

        Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             ARTICLE 17. SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 18. LEGAL CONSTRUCTION

        18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        18.4 Securities Law Compliance. Transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        18.5 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.

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